Financial Restatement & Financial Results Investor Conference Call

June 6, 2011

Jim Long, Executive Chairman

Mark Hilz, President & CEO

Philip Rydzewski, Sr. VP & CFO

INX Inc.
OTC: INXI
www.INXI.com

INX

GAAP Reconciliation and Forward-Looking Statements

INX

Non-GAAP Reconciliation To GAAP

During this presentation references to financial measures of INX will include references to non-GAAP financial measures. INX provides a reconciliation between GAAP and non-GAAP financial information within this presentation and on its website at www.INXI.com under the "Investors" tab, which may be accessed directly at www.INXI.com/non-gaap-recon.

Safe Harbor Statement

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including future operating results expectations. Statements associated with words such as "anticipate," "believe," "expect," "hope," "outlook," "should," "target," "will" or other similar words are forward-looking statements. These projections and other forward-looking statements are only projections. Actual events, performance or results may differ materially from those indicated due to numerous factors, many of which we have little or no control over, and some of which we may not be successful in addressing. Numerous of these factors are set forth in our most recently filed Form 10-K and Form 10-Q, which we urge you to read.

All financial results shown are for continuing operations unless otherwise noted

Agenda For The Call

INX Inc.

OTC: INXI

www.INXI.com

Agenda:

1. **Mark Hilz**: Opening comments
2. **Jim Long**: Comments on 2011 Annual Meeting of Stockholders & expansion of the board of directors; the restatement process
3. **Phil Rydzewski**: Review changes to 2008 and the first three quarters of 2009 based on the restatement. Present results for 2010 and Q4 of 2010
4. **Mark Hilz**: Comments on 2010, Q1-2011 and the outlook for Q2-2011. Comments on trends in the industry
5. Take questions

Opening Comments

- We have completed the long-awaited restatement process and INX is ready to begin a new chapter.
- We are taking some actions that we believe will result in long-term improvement:
  - Executing over the next several quarters on ensuring that we have effective controls over financial reporting so that the type of accounting issues we have experienced are not repeated.
  - Moving our headquarters so that our corporate operational and accounting/finance functions are in the same location. This will mean our headquarters will now be located in our Dallas facility - completes a process that has been planned for some time.
  - Expanding the board of directors and adding additional experience and talent.
- In spite of challenging conditions we generated substantial organic growth in 2010.
- We continue to be very well positioned in an exciting area of technology and our long-term growth strategy continues to be compelling.

2011 Annual Meeting of Stockholders; Expansion of Board of Directors

- Our last Annual Meeting of Stockholders was in 2009 since we were unable to file our annual financial statements, which was a requirement to be able to conduct an Annual Meeting of Stockholders.
- We plan to file our proxy later this week and hold our Annual Meeting of Stockholders in mid-July
- The Board of Directors has expanded the size of our Board from four to eight board seats and upon the recommendation of the Nominating Committee has nominated the slate of directors to stand for election to the Board at the 2011 Annual Meeting of Stockholders.
- All four former directors will be standing for re-election and four new director nominees will be standing for election, including Mark Hilz, our CEO, and three new independent directors:
  - William M. Sams – Our second largest shareholder and an experienced professional microcap investor with substantial corporate governance experience.
  - Tilman J. "Skip" Falgout, III – Chairman of America's Car Mart (Nasdaq: CRMT); a corporate securities lawyer by training and long-time former CEO of CRMT.
  - Robert D. Repass, CPA – Former PwC audit partner; former CFO of multiple technology companies; substantial corporate governance and audit committee experience.

- Approximately one year ago we discovered that we had not interpreted and applied EITF 00-21 correctly for arrangements involving multiple deliverables.
- To correctly apply this revenue recognition treatment we had to physically review approximately 68,000 customer documents to build a customer contracts database containing certain required information and associate approximately 34,000 customer orders to the contracts in the database, and perform a comprehensive linkage analysis to determine which contracts should be accounted for as a single arrangement.
- We also had to determine if we were able to establish the "fair value" of the various categories of deliverables under the EITF 00-21 guidance.
- For the entire 2008-2010 period we performed comprehensive revenue accounting contract deal reviews on over 8,000 contracts .
- We had to create accounting systems to perform the complex calculations required to record, track and audit adjustments to revenue based upon the EITF 00-21 rules and the results of our analysis of contracts.
- To perform this work required employing at various times between 20 and as many as 70 individuals as consultants and/or contractors to perform the work. The cost, in terms of time and money, as well as the distraction to our field sales organization, was substantial.

The Restatement - Overview Of Affect On Results

- We restated previously reported financial results for the 12 months ended 12/31/2008 and the 9 months ended 9/30/2009. The restatement involved two broad categories of errors: Revenue and Goodwill
- Revenue: The restatement involved 4 categories of revenue errors that were corrected:
  - The application of EITF 00-21 for arrangements that contained multiple deliverables, generally resulting in (1) deferral of revenue into future periods when we were unable to establish the fair value of undelivered deliverables within an arrangement, (2) reallocation of revenue between periods based upon the relative fair value of the deliverables delivered within each period for an arrangement, and (3) reclassification of revenue between product revenue and service revenue based upon the relative fair value of the deliverables within arrangements
  - Customer acceptance terms, which impacted the timing of revenue recognition when a contract contained acceptance provisions that resulted in the need to defer revenue until customer acceptance was received
  - Shipping terms, which impacted the timing of product revenues
  - Net presentation, which impacted the revenue presentation on sales of certain product items on a net basis as compared to a gross basis, with no impact to gross profit or operating income
- Goodwill: Requiring the recognition of compensation expense for re-distributed contingent acquisition consideration where the principal of an acquired business paid a portion of the proceeds from the sale to an individual now employed by INX

Accounting Issues – Work That Remains To Be Done

- We completed the 2008 restatement and finalized our 2009 and 2010 results. We must now leverage the efforts and lessons from that undertaking to develop the systems, policies and procedures necessary to function effectively on a real-time basis in the future. This will also require the development and implementation of appropriate internal controls.
- We are still delinquent on the filing of our Form 10-Q for our first quarter ended 3/31/2011 – we have turned our attention to this matter and we hope to file this filing within the next several weeks.



Review of Financial Results Including Affect of Restatement for 2008 and 9 months ended 9/30/2009

Philip Rydzewski

Sr. Vice President & CFO

Restatement – Summary Of Affect On Operating Results

INX

	9 Months Ended September 30, 2009			Year Ended December 31, 2008		
	As Previously Reported	Revenue Corrections	As Restated	As Previously Reported	Revenue Corrections	As Restated
Revenue:						
Products	$ 137,834	$ (3,206)	$ 134,628	$ 213,125	$ (2,988)	$ 210,137
Services	35,706	(475)	35,231	46,032	151	46,183
Total revenue	173,540	(3,681)	169,859	259,157	(2,837)	256,320
Gross profit:						
Products	28,215	(569)	27,646	37,881	(287)	37,594
Services	9,780	20	9,800	13,250	159	13,409
Total gross profit	37,995	(549)	37,446	51,131	(128)	51,003
Selling, general and administrative expenses	38,337	(103)	38,234	48,784	(44)	48,740
Goodwill impairment charge	-	-	-	9,265	-	9,265
Other long-lived assets impairment	-	-	-	3,806	-	3,806
Operating (loss)	(342)	(446)	(788)	(10,724)	(84)	(10,808)
Interest and other income (expense),	100	-	100	(16)	-	(16)
Income tax expense	212	(146)	66	2,011	(50)	1,961
Net (loss) from continuing operations	(454)	(300)	(754)	(12,751)	(34)	(12,785)
(Loss) from discontinued operations, net	(104)	-	(104)	37	-	37
Net (loss)	$ (558)	$ (300)	$ (858)	$ (12,714)	$ (34)	$ (12,748)

(in thousands)

Restatement – Affect On Operating Results
12 Months Ended 12/31/2008

	EITF 00-21 Adjustments	Special Acceptance Terms	Shipping Terms	Net Presentation	Total Revenue Corrections
Revenue:					
Products	$ (80)	$ -	$ (770)	$ (2,138)	$ (2,988)
Services	151	-	-	-	151
Total revenue	71	-	(770)	(2,138)	(2,837)
Gross profit:					
Products	(240)	-	(47)	-	(287)
Services	176	-	(17)	-	159
Total gross profit	(64)	-	(64)	-	(128)
Selling, general and administrative expenses	(36)	-	(8)	-	(44)
Operating income (loss)	$ (28)	$ -	$ (56)	$ -	$ (84)

(in thousands)

Restatement – Affect On Operating Results
9 Months Ended 9/30/2009

INX

	EITF 00-21 Adjustments	Special Acceptance Terms	Shipping Terms	Net Presentation	Total Revenue Corrections
Revenue:					
Products	$ (834)	$ (1,799)	$ 761	$ (1,334)	$ (3,206)
Services	(48)	(427)	-	-	(475)
Total revenue	(882)	(2,226)	761	(1,334)	(3,681)
Gross profit:					
Products	(291)	(280)	2	-	(569)
Services	(18)	45	(7)	-	20
Total gross profit	(309)	(235)	(5)	-	(549)
Selling, general and administrative expenses	(42)	(40)	(21)	-	(103)
Operating income (loss)	$ (267)	$ (195)	$ 16	$ -	$ (446)

(in thousands)

Restated Operating Results – Affect On 12/31/2008 Balance Sheet

INX

	As Previously Reported	Total Revenue Corrections	Goodwill Correction	As Restated
Current assets:				
Cash and cash equivalents	$ 10,937	$ -	$ -	$ 10,937
Accounts receivable, net	52,866	(1,172)	-	51,694
Inventory, net	2,406	1,204	-	3,610
Deferred costs	216	136	-	352
Other current assets	1,059	-	-	1,059
Total current assets	67,484	168	-	67,652
Property and equipment, net	5,207	-	-	5,207
Goodwill	12,882	-	-	12,882
Intangible and other assets, net	1,721	-	-	1,721
Total assets	87,294	168	-	87,462
Current liabilities:				
Accounts payable floor plan	40,002	-	-	40,002
Accounts payable	5,170	-	-	5,170
Accrued payroll and related costs	4,258	8	-	4,266
Accrued expenses	2,641	-	-	2,641
Deferred revenue	744	280	-	1,024
Other current liabilities	496	-	-	496
Total current liabilities	53,311	288	-	53,599
Non-current liabilities:			-	
Other liabilities	413	-	-	413
Total liabilities	53,724	288	-	54,012
Stockholders' equity:				
Common stock	87	-	-	87
Additional paid-in capital	50,742	(55)	672	51,359
Accumulated deficit	(17,259)	(65)	(672)	(17,996)
Total stockholders' equity	33,570	(120)	-	33,450
Total liabilities and stockholders' equity	$ 87,294	$ 168	$ -	$ 87,462

(in thousands)

Restated Operating Results – Affect On 9/30/2009 Balance Sheet

INX

	As Previously Reported	Total Revenue Corrections	Goodwill Correction	As Restated
Current assets:				
Cash and cash equivalents	$ 12,116	$ -	$ -	$ 12,116
Accounts receivable, net	45,807	(296)	-	45,511
Inventory, net	1,681	282	-	1,963
Deferred costs	345	728	-	1,073
Other current assets	1,063	-	-	1,063
Total current assets	61,012	714	-	61,726
Property and equipment, net	4,576	-	-	4,576
Goodwill	14,085	-	-	14,085
Intangible and other assets, net	1,476	-	-	1,476
Total assets	81,149	714	-	81,863
Current liabilities:				
Accounts payable floor plan	31,294	-	-	31,294
Accounts payable	5,721	-	-	5,721
Accrued payroll and related costs	5,114	(37)	-	5,077
Accrued expenses	1,796	-	-	1,796
Deferred revenue	763	1,317	-	2,080
Other current liabilities	477	(146)	-	331
Total current liabilities	45,165	1,134	-	46,299
Non-current liabilities:			-	
Other liabilities	875	-	-	875
Total liabilities	46,040	1,134	-	47,174
Stockholders' equity:				
Common stock	89	-	-	89
Additional paid-in capital	52,837	(55)	672	53,454
Accumulated deficit	(17,817)	(365)	(672)	(18,854)
Total stockholders' equity	35,109	(420)	-	34,689
Total liabilities and stockholders' equity	$ 81,149	$ 714	$ -	$ 81,863

(in thousands)

Annual Operating Results for 2010, 2009 and 2008

INX

	2010		2009		2008	
Revenue:						
Products	$ 271,942	87.2%	$ 184,004	81.1%	$ 210,137	82.0%
Services	40,035	12.8%	42,943	18.9%	46,183	18.0%
Total revenue	311,977	100.0%	226,947	100.0%	256,320	100.0%
Gross profit:						
Products	57,537	21.2%	39,091	21.2%	37,594	17.9%
Services	8,448	21.1%	11,050	25.7%	13,409	29.0%
Total gross profit	65,985	21.2%	50,141	22.1%	51,003	19.9%
SG&A expenses (1)	63,341	20.3%	51,811	22.9%	48,740	19.0%
Goodwill impairment charges	2,560	0.8%	2,380	1.0%	9,265	3.6%
Other long-lived assets impairment	-	0.0%	-	0.0%	3,806	1.5%
Adjustments to estimated contingent	-	0.0%	-	0.0%	-	0.0%
purchase consideration	(1,278)	-0.4%	109	0.0%	-	0.0%
Operating income (loss)	1,362	0.4%	(4,159)	-1.8%	(10,808)	-4.2%
Interest (expense) and other income	78	0.0%	209	0.1%	(16)	0.0%
Pre-tax net income from continuing ops	1,440	0.4%	(3,950)	-1.7%	(10,824)	-4.2%
Income tax (benefit) expense	(3,913)	-1.3%	345	0.2%	1,961	0.8%
Net income (loss) from continuing operations	5,353	1.7%	(4,295)	-1.9%	(12,785)	-5.0%
Discontinued operations	-	0.0%	(90)	0.0%	37	0.0%
Net income (loss)	$ 5,353	1.7%	$ (4,385)	-1.9%	$ (12,748)	-5.0%
Diluted EPS	$ 0.54		$ (0.50)		$ (1.57)	
Shares used to compute diluted EPS	9,901,223		8,830,228		8,133,165	
Non-GAAP EBITDA	$ 7,812	2.5%	$ 3,775	1.7%	$ 6,618	2.6%

(1) 2010 includes $4,100 of fees and costs to outside parties related to the restatement

(dollars in thousands, except EPS; percentages are of total revenue except gross profit, which is gross margin %)

Annual Operating Results – Reconciliation of Non-GAAP to GAAP

INX

We believe that providing non-GAAP EBITDA and non-GAAP adjusted EBITDA, which we define as set forth below, provides a consistent basis of presentation that helps investors understand the Company's financial performance in comparison to historical periods using the same methodology and information that the Company's management uses to evaluate the Company's normalized operating performance.

	12 Months Ended December 31,		
	2010	2009	2008
GAAP net income	$ 5,353	$ (4,385)	$ (12,748)
Interest expense (income)	19	24	(27)
Income taxes (benefit)	(3,913)	345	1,961
Depreciation & amortization	2,847	3,119	2,667
EBITDA	4,306	(897)	(8,147)
Non-cash equity compensation	2,224	2,093	1,731
Non-cash impairment charges	2,560	2,380	13,071
Contingent earnout adjustments	(1,278)	109	-
Discontinued operations	-	90	(37)
Adjusted EBITDA	$ 7,812	$ 3,775	$ 6,618

(in thousands)

2010 Operating Results Compared to Prior Year Results

INX

	12 Months Ended December 31, 2010		12 Months Ended December 31, 2009		$ Change	% Change
Revenue:						
Products	$ 271,942	87.2%	$ 184,004	81.1%	$ 87,938	47.8%
Services	40,035	12.8%	42,943	18.9%	(2,908)	-6.8%
Total revenue	311,977	100.0%	226,947	100.0%	85,030	37.5%
Gross profit:						
Products	57,537	21.2%	39,091	21.2%	18,446	47.2%
Services	8,448	21.1%	11,050	25.7%	(2,602)	-23.5%
Total gross profit	65,985	21.2%	50,141	22.1%	15,844	31.6%
SG&A expenses (1)	63,341	20.3%	51,811	22.9%	11,530	22.3%
Goodwill impairment charges	2,560	0.8%	2,380	1.0%	180	
Other long-lived assets impairment	-	0.0%	-	0.0%	-	
Adjustments to estimated contingent	-	0.0%	-	0.0%	-	
purchase consideration	(1,278)	-0.4%	109	0.0%	(1,387)	
Operating income (loss)	1,362	0.4%	(4,159)	-1.8%	5,521	
Interest (expense) and other income	78	0.0%	209	0.1%	(131)	
Pre-tax net income from continuing ops	1,440	0.4%	(3,950)	-1.7%	5,390	
Income tax (benefit) expense	(3,913)	-1.3%	345	0.2%	(4,258)	
Net income (loss) from continuing operations	5,353	1.7%	(4,295)	-1.9%	9,648	
Discontinued operations	-	0.0%	(90)	0.0%	90	
Net income (loss)	$ 5,353	1.7%	$ (4,385)	-1.9%	$ 9,738	
Diluted EPS	$ 0.54		$ (0.50)		$ 1.04	
Shares used to compute diluted EPS	9,901,223		8,830,228		1,070,995	
Non-GAAP EBITDA	$ 7,812	2.5%	$ 3,775	1.7%	$ 4,037	106.9%

(1) 2010 includes $4,100 of fees and costs to outside parties related to the restatement

(dollars in thousands, except EPS; percentages are of total revenue except gross profit, which is gross margin %)

Q4-2010 Operating Results

	3 Months Ended December 31, 2010		3 Months Ended December 31, 2009		$ Change	% Change
Revenue:						
Products	$ 62,751	86.0%	$ 49,376	86.5%	$ 13,375	27.1%
Services	10,210	14.0%	7,712	13.5%	2,498	32.4%
Total revenue	72,961	100.0%	57,088	100.0%	15,873	27.8%
Gross profit:						
Products	14,867	23.7%	11,445	23.2%	3,422	29.9%
Services	2,366	23.2%	1,250	16.2%	1,116	89.3%
Total gross profit	17,233	23.6%	12,695	22.2%	4,538	35.7%
SG&A expenses (1)	18,113	24.8%	16,066	28.1%	2,047	12.7%
Operating income (loss)	(880)	-1.2%	(3,371)	-5.9%	2,491	-73.9%
Interest (expense) and other income	10	0.0%	109	0.2%	(99)	-90.8%
Pre-tax net income from continuing ops	(870)	-1.2%	(3,262)	-5.7%	2,392	-73.3%
Income tax (benefit) expense	530	0.7%	279	0.5%	251	N/A
Net income (loss) from continuing operations	(1,400)	-1.9%	(3,541)	-6.2%	2,141	-60.5%
Discontinued operations	-	0.0%	14	0.0%	(14)	-100.0%
Net income (loss)	(1,400)	-1.9%	(3,527)	-6.2%	2,127	-60.3%
Diluted EPS	$ (0.15)		$ (0.39)		$ 0.24	
Shares used to compute diluted EPS	9,449,780		9,038,777		411,003	
Non-GAAP EBITDA	$ 1,360	1.9%	$ 547	1.0%	$ 813	148.6%

(1) Q4-2010 includes $2,100 of fees and costs to outside parties related to the restatement

(dollars in thousands, except EPS; percentages are of total revenue except gross profit, which is gross margin %)

Q4-2010 Operating Results – Reconciliation of Non-GAAP to GAAP

We believe that providing non-GAAP EBITDA and non-GAAP adjusted EBITDA, which we define as set forth below, provides a consistent basis of presentation that helps investors understand the Company's financial performance in comparison to historical periods using the same methodology and information that the Company's management uses to evaluate the Company's normalized operating performance.

	3 Months Ended December 31,	
	2010	2009
GAAP net income	$ (1,400)	$ (3,527)
Interest expense (income)	(3)	32
Income taxes (benefit)	530	279
Depreciation & amortization	712	809
EBITDA	(161)	(2,407)
Non-cash equity compensation	579	479
Non-cash impairment charges	1,966	2,380
Contingent earnout adjustments	(1,024)	109
Discontinued operations	-	(14)
Adjusted EBITDA	$ 1,360	$ 547

(in thousands)

Balance Sheet

	As of December 31,		
	2010	2009	2008 (as restated)
Current assets:			
Cash and cash equivalents	$ 12,089	$ 13,247	$ 10,937
Accounts receivable, net	64,493	52,269	51,694
Inventory, net	3,239	7,527	3,610
Deferred costs	2,767	1,497	352
Deferred income taxes	4,146	-	-
Other current assets	960	1,106	1,059
Total current assets	87,694	75,646	67,652
Property and equipment, net	4,793	4,833	5,207
Goodwill	13,532	13,870	12,882
Deferred income taxes	2,029	-	-
Intangible and other assets, net	1,090	2,017	1,721
Total assets	109,138	96,366	87,462
Current liabilities:			
Current portion of capital lease obligations	178	192	77
Accounts payable floor plan	41,129	44,561	40,002
Accounts payable	9,423	5,682	5,170
Accrued payroll and related costs	7,145	4,679	4,266
Accrued expenses	3,974	4,838	2,641
Deferred revenue	4,055	2,402	1,024
Other current liabilities	1,461	282	419
Total current liabilities	67,365	62,636	53,599
Non-current liabilities:			
Non-current portion of capital lease obligations	55	216	163
Other liabilities	874	1,535	250
Total liabilities	68,294	64,387	54,012
Stockholders' equity:			
Common stock	95	91	87
Additional paid-in capital	57,777	54,269	51,359
Accumulated deficit	(17,028)	(22,381)	(17,996)
Total stockholders' equity	40,844	31,979	33,450
Total liabilities and stockholders' equity	$ 109,138	$ 96,366	$ 87,462

(in thousands)

INX



Review of 2010, Industry Trends and the Near Term Outlook

Mark Hilz

President & CEO

INX

- Despite difficult operating conditions in 2010 achieved 38% revenue growth to record revenue and record non-GAAP EBITDA
- Recent Cisco Awards
  - National Commercial Partner of the Year
  - Data Center partner of the Year for the Western Region
  - Borderless Networks Partner of the Year for the Southern Region
- Named top Networking Company in the industry by CRN, a trade publication
- Listed as one of the top 100 Healthcare Solution Providers by CRN
- Named Global Award winner by VMware for Desktop Virtualization
- Received multiple recognitions from Cisco for Customer Satisfaction Excellence

2010 Customer Billings For Top 3 Technology Segments

INX

Our three key interrelated areas of enterprise technology:

	% Of Total		Y/Y
	2010	2009	Growth %
Network Infrastructure	72.5%	73.2%	31%
Unified Communications	9.4%	14.4%	-14%
Data Center	18.1%	12.4%	93%
Totals	100.0%	100.0%	

(based on billings to customers)

2010 Customer Billings By Verticals

	% Of Total		Y/Y
	2010	2009	Growth %
Healthcare	22.4%	16.8%	70%
Education	16.7%	16.5%	30%
Government - Local	8.1%	10.6%	-2%
Government - State	8.1%	9.1%	14%
Technology	7.1%	6.0%	51%
Financial	6.4%	7.7%	7%
Energy	5.4%	4.3%	60%
Services	4.8%	3.9%	59%
Retail	3.5%	2.3%	93%
Government - Federal	3.0%	5.8%	-33%
Manufacturer	2.1%	2.3%	17%
Real Estate	1.6%	1.4%	42%
Utility	1.3%	2.5%	-31%
Indian Nation	1.3%	2.0%	-14%
Communications	1.3%	1.8%	-11%
Food	1.2%	1.6%	-10%
Numerous smaller groups	5.7%	5.4%	28%
Totals	100.0%	100.0%	

(based on billings to customers)

Update On Industry Trends

- INX focuses on three key interrelated areas of technology infrastructure
  - Network Infrastructure
  - Data Center Virtualization/ Cloud Computing
  - Unified Communications and Collaboration including video
- Enterprise Networking is expected to grow at 7.9% between 2009 and 2015 according to IDC
- The Data Center Virtualization market is comprised of a few key subcomponents
  - Networked based storage including SAN and NAS is expected to grow at 10.6% between 2009 and 2014. Fibre Channel SAN systems which are approximately 54.8% of the market are expected to grow at 19.0% between 2009 and 2014 according to IDC
  - The market for blade-based servers priced over $100K is expected to grow at 19.1% between 2009 and 2014 according to IDC
- The Unified Communications and Collaboration market is comprised of a few key subcomponents
  - The IP Telephony systems segment which is expected to grow at 9.4% between 2009 and 2014 according to IDC
  - The video conferencing market which is expected to grow at 18.4% between 2010 and 2015 according to IDC
  - The TelePresence market segment is expected to grow at 29.2% between 2010 and 2015 according to IDC

INX Differentiation Strategies

- Our unique customer engagement methodology for selling, delivering and supporting complex solutions, which we call our "Strategic Delivery Framework" has led to INX being recognized by customers, vendors and industry publications
- Our focus on transformational IT infrastructure technologies such as Data Center Virtualization, Cloud Computing, Unified Communications and Video continues to allow INX to be better positioned to compete for these high growth opportunities
- Our managed services offerings around each practice set to support the full life cycle of the solutions we provide to our customers provides another differentiator when competing to provide these solutions and provides an ongoing support relationship with the customers that choose our manages services offerings

- For 1H-2011 we expect year-over-year improvement in customer demand for the products and services we provide
- For 1Q-2011 we expect:
  - Total revenue in the range of $76-$79 million (y/y increase of 8.5% to 12.8%)
  - Services revenue in the range of $10.5-$11.0 million (y/y increase of 14.8% to 20.3%)
  - Product bookings increase of 26.0% y/y
  - Costs of approximately $2.7 million related to the restatement process
- For 2Q-2011, we currently expect a combination of factors to result in a continued improvement in business conditions and customer demand:
  - Total revenue in the range of $88-$93 million (y/y increase of 4.2% to 10.1%)
  - Services revenue in the range of $10.5-$11.5 million (y/y increase of 7.2% to 17.4%)
  - Product bookings increase of 21%-31% y/y
  - Costs of approximately $2 million related to the restatement process

Summary / Highlights

- Completed the restatement process and filed 2010 financials. Working on completion of Q1 2011 financials and annual shareholders meeting
- Application filed with the Nasdaq to start the relisting process
- Costs are expected to be elevated for the remainder of 2011; we expect to be able to reduce corporate costs as we improve the efficiency of new accounting processes
- Achieved 38% revenue growth to record revenue and record non-GAAP EBITDA despite difficult operating conditions in 2010
- Continued to be recognized for outstanding performance by industry publications and our vendor partners
- We were able to return services revenue to year-ago levels after a substantial long-term Federal government services subcontract finally ended in Q4-2010
- Our decision 4 years ago to position INX to take advantage of the Cloud Computing trend that is now underway is providing the opportunity for continued growth. We see significant opportunities in the future with video becoming an integral part of enterprise communications.
- Strong balance sheet